First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

FNLC 2005-4

Friedman Billings Ramsey

Second Liens

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
6.501 - 7.000	1	17,985.25	0.05	7.000	626	100.00
7.501 - 8.000	1	22,684.77	0.06	8.000	632	90.00
8.001 - 8.500	3	99,135.15	0.26	8.500	618	100.00
8.501 - 9.000	8	608,671.18	1.60	8.984	685	99.71
9.001 - 9.500	33	2,354,834.52	6.21	9.369	669	99.54
9.501 - 10.000	114	8,526,168.90	22.47	9.834	682	99.54
10.001 - 10.500	130	8,185,804.93	21.57	10.270	675	99.84
10.501 - 11.000	115	6,477,015.77	17.07	10.805	655	99.43
11.001 - 11.500	63	3,309,652.18	8.72	11.304	644	99.30
11.501 - 12.000	54	2,691,574.61	7.09	11.784	641	99.31
12.001 - 12.500	92	4,057,239.53	10.69	12.239	626	99.95
12.501 - 13.000	28	1,400,466.54	3.69	12.768	636	99.75
13.001 - 13.500	2	57,794.43	0.15	13.152	622	99.60
13.501 - 14.000	3	137,630.00	0.36	13.671	641	100.00

Total:	647	37,946,657.76	100.00	10.696	661	99.60

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	310	10,169,024.03	26.80	10.980	652	99.33
50,000.01 - 100,000.00	272	18,855,918.15	49.69	10.817	661	99.69
100,000.01 - 150,000.00	44	5,107,471.59	13.46	10.353	658	99.88
150,000.01 - 200,000.00	21	3,814,243.99	10.05	9.805	686	99.50

Total:	647	37,946,657.76	100.00	10.696	661	99.60

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
30 Year Fixed Balloon 30/15	370	21,345,928.52	56.25	10.799	664	99.73
30 Year Fixed	251	15,335,004.16	40.41	10.503	658	99.51
20 Year Fixed	21	1,112,556.66	2.93	11.314	649	98.35
15 Year Fixed	4	122,568.42	0.32	11.260	637	100.00
30 Year Fixed 60 Month IO	1	30,600.00	0.08	10.875	624	100.00

Total:	647	37,946,657.76	100.00	10.696	661	99.60

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Balloon	370	21,345,928.52	56.25	10.799	664	99.73
Fixed Fully Amortizing	277	16,600,729.24	43.75	10.564	657	99.44

Total:	647	37,946,657.76	100.00	10.696	661	99.60

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Second Liens

Interest Only Terms (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	646	37,916,057.76	99.92	10.696	661	99.60
60	1	30,600.00	0.08	10.875	624	100.00

Total:	647	37,946,657.76	100.00	10.696	661	99.60

Remaining Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
157 - 168	1	46,029.81	0.12	9.500	673	99.99
169 - 180	373	21,422,467.13	56.45	10.805	664	99.73
229 - 240	21	1,112,556.66	2.93	11.314	649	98.35
337 - 348	2	162,237.58	0.43	9.293	686	99.99
349 - 360	250	15,203,366.58	40.07	10.517	657	99.51

Total:	647	37,946,657.76	100.00	10.696	661	99.60

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	314	17,669,050.00	46.56	10.736	666	99.73
1	120	6,434,868.12	16.96	10.862	656	99.42
2	82	4,933,342.73	13.00	10.639	650	99.68
3	45	2,637,419.07	6.95	10.568	666	99.10
4	42	3,174,866.33	8.37	10.797	658	99.24
5	15	845,769.63	2.23	10.684	632	100.00
6	5	204,020.13	0.54	10.554	649	100.00
7	2	245,428.14	0.65	10.821	621	100.00
8	2	106,632.31	0.28	10.439	651	99.99
9	3	236,009.18	0.62	9.891	622	99.74
10	11	913,947.12	2.41	9.995	670	100.00
11	3	337,037.61	0.89	9.755	685	99.71
12	2	122,010.68	0.32	9.578	667	100.00
13	1	86,256.71	0.23	9.000	706	99.99

Total:	647	37,946,657.76	100.00	10.696	661	99.60

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
2	647	37,946,657.76	100.00	10.696	661	99.60

Total:	647	37,946,657.76	100.00	10.696	661	99.60

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Second Liens

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
65.01 - 70.00	1	49,921.86	0.13	10.640	632	66.34
70.01 - 75.00	1	35,000.00	0.09	11.250	621	74.27
85.01 - 90.00	7	242,098.67	0.64	10.987	649	89.31
90.01 - 95.00	30	1,516,226.32	4.00	10.517	656	94.59
95.01 - 100.00	608	36,103,410.91	95.14	10.701	661	99.95

Total:	647	37,946,657.76	100.00	10.696	661	99.60

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
560 – 579	2	86,798.16	0.23	10.150	573	100.00
580 – 599	4	244,427.41	0.64	10.937	595	99.49
600 – 619	72	3,358,650.02	8.85	11.521	611	99.61
620 – 639	219	11,580,560.22	30.52	11.108	630	99.45
640 – 659	108	6,635,641.44	17.49	10.779	648	99.81
660 – 679	100	5,934,036.43	15.64	10.324	670	99.48
680 – 699	47	3,441,420.58	9.07	10.045	691	99.82
700 – 719	35	2,827,400.79	7.45	10.141	709	99.29
720 – 739	26	1,521,599.59	4.01	10.300	729	99.89
740 – 759	19	1,256,247.18	3.31	10.081	750	99.91
760 – 779	10	671,790.94	1.77	10.007	767	100.00
780 – 799	4	301,000.00	0.79	10.167	788	100.00
800 – 819	1	87,085.00	0.23	9.750	809	100.00

Total:	647	37,946,657.76	100.00	10.696	661	99.60

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	500	30,095,750.31	79.31	10.707	664	99.88
Cashout	138	7,226,198.42	19.04	10.687	648	98.43
Rate/Term Refinance	9	624,709.03	1.65	10.268	666	99.55

Total:	647	37,946,657.76	100.00	10.696	661	99.60

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	508	28,691,856.10	75.61	10.624	659	99.53
3-4 Unit	40	3,379,930.84	8.91	10.735	682	99.85
Condo	48	2,579,212.06	6.80	10.968	654	99.86
Duplex	26	1,926,178.15	5.08	11.014	669	99.66
Townhouse	23	1,226,739.27	3.23	11.062	656	100.00
PUD	1	106,341.34	0.28	12.190	659	100.00
Row Home	1	36,400.00	0.10	11.250	640	100.00

Total:	647	37,946,657.76	100.00	10.696	661	99.60

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Second Liens

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	487	28,373,513.42	74.77	10.886	663	99.55
Full	141	7,972,522.56	21.01	10.151	653	99.73
NIV	19	1,600,621.78	4.22	10.043	664	99.94

Total:	647	37,946,657.76	100.00	10.696	661	99.60

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	646	37,919,213.66	99.93	10.697	661	99.60
Non-Owner Occupied	1	27,444.10	0.07	9.400	727	100.00

Total:	647	37,946,657.76	100.00	10.696	661	99.60

Loan Grade	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
A	569	34,256,782.17	90.28	10.615	666	99.60
B	78	3,689,875.59	9.72	11.450	609	99.61

Total:	647	37,946,657.76	100.00	10.696	661	99.60

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Second Liens

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
California	157	14,926,502.29	39.34	10.273	668	99.73
Florida	140	7,366,485.05	19.41	11.059	665	99.69
Illinois	75	3,795,990.67	10.00	10.724	651	99.33
Michigan	30	1,117,019.81	2.94	11.260	642	99.42
Massachusetts	14	913,051.87	2.41	11.666	662	99.12
Rhode Island	15	868,384.02	2.29	11.856	661	100.00
Wisconsin	23	786,935.02	2.07	10.988	653	99.64
Arizona	17	762,794.02	2.01	10.792	647	98.65
Texas	22	760,968.93	2.01	10.159	635	99.82
New Jersey	13	741,811.45	1.95	11.104	671	97.80
Maryland	11	739,455.32	1.95	10.791	665	100.00
Nevada	12	716,170.43	1.89	10.864	652	100.00
North Carolina	15	491,415.37	1.30	10.990	657	99.99
Georgia	12	462,195.00	1.22	11.520	641	99.72
Washington	9	458,974.48	1.21	10.384	644	99.42
Virginia	7	431,751.68	1.14	11.251	640	100.00
Colorado	11	396,482.51	1.04	10.343	650	100.00
Pennsylvania	9	339,370.18	0.89	11.024	643	97.98
Tennessee	10	328,606.15	0.87	11.242	648	99.69
New York	4	293,146.44	0.77	10.990	673	100.00
Minnesota	6	210,203.23	0.55	9.186	661	98.74
Ohio	6	196,666.53	0.52	10.321	677	99.99
Connecticut	4	181,059.29	0.48	10.648	686	99.08
Indiana	7	133,636.14	0.35	11.260	635	99.97
Oregon	4	125,400.00	0.33	10.800	624	99.99
Missouri	3	72,480.00	0.19	11.305	637	100.00
Delaware	1	70,780.00	0.19	11.700	626	100.00
Nebraska	2	54,540.75	0.14	8.005	620	100.00
Kentucky	2	48,994.11	0.13	12.465	629	100.00
Utah	1	35,000.00	0.09	11.750	619	100.00
Louisiana	1	34,200.00	0.09	11.750	616	100.00
Kansas	1	30,000.00	0.08	9.590	673	100.00
South Dakota	1	22,000.00	0.06	9.990	709	100.00
South Carolina	1	19,694.16	0.05	11.840	628	100.00
New Mexico	1	14,492.86	0.04	9.500	648	89.67

Total:	647	37,946,657.76	100.00	10.696	661	99.60

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	287	13,591,107.95	35.82	10.793	655	99.46
12	28	1,656,616.57	4.37	11.707	651	100.00
24	92	6,945,370.86	18.30	10.261	668	99.97
36	240	15,753,562.38	41.52	10.699	664	99.52

Total:	647	37,946,657.76	100.00	10.696	661	99.60

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey